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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 31, 2004
                                                          --------------


                              REGENCY CENTERS, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-24763                59-3429602
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(State or other jurisdiction           Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


       121 West Forsyth Street, Suite 200                         32202
                                                                  -----
             Jacksonville, Florida
    (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (904)-356-7000
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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           EXHIBITS
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C.       Exhibits:
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         The exhibits listed below relate to the Registration Statement No.
333-58966 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1.5 Pricing Agreement dated as of March 29, 2004 among Regency Centers, L.P. and Regency Centers Corporation, on the one hand, and J.P. Morgan Securities, Inc. and Wachovia Capital Markets, LLC on the other hand.

         5.4 Opinion of Foley & Lardner LLP regarding legality of securities.

         8.4      Opinion of Foley & Lardner LLP regarding tax matters.

         23.1     Consent of Foley & Lardner LLP (included in Opinion filed as
                  Exhibit 5.4)

         23.2     Consent of Foley & Lardner LLP (included in Opinion filed as
                  Exhibit 8.4)




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY CENTERS, L.P.
                                        (registrant)

                                        By:   Regency Centers Corporation,
                                              Its General Partner


March 31, 2004                          By:   /s/ J. Christian Leavitt
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                                              J. Christian Leavitt, Senior Vice
                                              President and Chief Accounting
                                              Officer






















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